UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 September 22, 2008 (September 22, 2008)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 823-5567
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

            On September 22, 2008, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.1, announcing that the Board of Directors at its meeting on September 22, 2008, elected Michael D. Lockhart to be a director, effective immediately.  The Board of Directors also appointed Mr. Lockhart to the Audit Committee and the Finance Committee, effective September 22, 2008.

Mr. Lockhart, 59, Lancaster, Pennsylvania, has been chairman of the board, president and chief executive officer of Armstrong World Industries, Inc. and its predecessor, Armstrong Holdings, Inc., since August 2000.  Mr. Lockhart previously served as chairman and chief executive officer of General Signal Corporation (a diversified manufacturer) from September 1995 until it was acquired in October 1998.  He joined General Signal as president and chief operating officer in 1994.  From 1981 until 1994, Mr. Lockhart worked for General Electric Company in various executive capacities in GE Capital, GE Transportation Systems and GE Aircraft Engines.

Norfolk Southern confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there was no arrangement or understanding between Mr. Lockhart and any other person pursuant to which he was elected as a director of Norfolk Southern, and (2) there is no transaction between Mr. Lockhart and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (whether or not written) to which Mr. Lockhart is a party or a participant was entered into or materially amended in connection with his joining the Board of Directors, and, other than as discussed below, Mr. Lockhart did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Under the terms of the Norfolk Southern Corporation Directors' Restricted Stock Plan, Mr. Lockhart received a grant of 3,000 restricted shares upon his election to the Board.  These shares will be registered in Mr. Lockhart's name, and he will have all rights of ownership (including the right to vote the shares and receive dividends); however, these shares may not be sold, pledged or otherwise encumbered during a restriction period which began on the date of grant and ends on the earlier of Mr. Lockhart's death or six months after he becomes disabled or retires.  In the event Mr. Lockhart does not retire in accordance with the terms of the plan, these shares will be forfeited.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 Bylaw Amendment

             On September 22, 2008, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, effective immediately, to increase the number of directors from 10 to 11 and elected Michael D. Lockhart to fill the resulting vacancy.  The amended Bylaws are attached hereto as Exhibit 3(ii).

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended September 22, 2008
99.1	Press Release, dated September 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                SIGNATURES

                                                                                NORFOLK SOUTHERN CORPORATION

                                                                                (Registrant)

                                                                                /s/ Larry S. Hall

                                                                                _________________________________

                                                                                Name:  Larry S. Hall
                                                                                Title:    Assistant Corporate Secretary

Date:  September 22, 2008

                                                                                EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended September 22, 2008
99.1	Press Release, dated September 22, 2008